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                                                                    EXHIBIT 4.1

                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of October 6, 2005, by and among La Jolla Pharmaceutical Company, a Delaware corporation (the "COMPANY"), and the undersigned Purchasers (individually a "PURCHASER" and collectively the "PURCHASERS").

                              PRELIMINARY STATEMENT

     A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "SECURITIES PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Purchasers (i) shares (the "COMMON SHARES") of the Company's common stock, par value $0.01 per share (the "COMMON STOCK") and (ii) "Contingent Warrants" and "Closing Warrants" (each as defined in the Securities Purchase Agreement) to purchase shares of Common Stock (the "WARRANTS" and, as exercised, the "WARRANT SHARES").

     B. To induce the Purchasers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "SECURITIES ACT"), and applicable state securities laws.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchasers hereby agree as follows:

1.   DEFINITIONS.

     As used in this Agreement, the following terms shall have the following meanings:

     (a) "DELAY PAYMENT RATE" means (i) during the first two weeks of a Damages Accrual Period, an amount per week (or portion thereof) per share of Common Stock equal to 0.5% of the Per Share Purchase Price (as defined in the Securities Purchase Agreement) of such share, (ii) during the next two weeks of a Damages Accrual Period, an amount per week (or portion thereof) per share of Common Stock equal to 1% of the Per Share Purchase Price of such share, and
(iii) during the remainder of a Damages Accrual Period, an amount per week (or portion thereof) per share of Common Stock equal to 2% of the Per Share Purchase Price of such share.

     (b) "INVESTOR" means a Purchaser and any transferee or assignee thereof to whom a Purchaser assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.
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     (c) "PERSON" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

     (d) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

     (e) "REGISTRABLE SECURITIES" means (i) the Common Shares issued or issuable pursuant to the terms of the Securities Purchase Agreement, (ii) the Warrant Shares issued or issuable upon exercise of the Warrants, (iii) any shares of capital stock issued or issuable with respect to the Common Shares and the Warrant Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on the issuance of the Common Shares or exercise of the Warrants and (iv) any securities of the Company issued upon the reclassification of any of the foregoing.

     (f) "REGISTRATION DELAY" means the occurrence of any of (i) a Registration Statement covering all the Registrable Securities (other than, if the Share Authorization Approval is not obtained prior to the closing of the transactions contemplated by the Securities Purchase Agreement, any Warrant Shares for which the Share Authorization Approval is required prior to their issuance) is not filed with the SEC on or before the Filing Deadline or is not declared effective by the SEC on or before the Effectiveness Deadline, (ii) if the Share Authorization Approval is not obtained prior to the closing of the transactions contemplated by the Securities Purchase Agreement, a Registration Statement covering all the Warrant Shares for which the Share Authorization Approval is required prior to their issuance is not filed with the SEC on or before the Warrant Share Filing Deadline or is not declared effective by the SEC on or before the Warrant Share Effectiveness Deadline, (iii) a Registration Statement in connection with a Demand Registration covering all of the Registrable Securities required to be covered thereby is not filed with the SEC on or before the deadline described in the last sentence of Section 2(b) or is not declared effective by the SEC on or before the deadline described in the last sentence of
Section 2(b), (iv) on any day during the Registration Period (other than during an Allowable Grace Period, as defined in Section 3(g)), any Registrable Security required to be included in such Registration Statement cannot be sold pursuant to such Registration Statement as a matter of law or because the Company has failed to perform its obligations under this Agreement within the applicable time period required for such performance (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register a sufficient number of shares of Common Stock), or (v) a Grace Period (as defined in Section 3(g)) exceeds the length of an Allowable Grace Period.

     (g) "REGISTRATION STATEMENT" means a registration statement or registration statements of the Company filed under the Securities Act covering the Registrable Securities.


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     (h) "WARRANT TRIGGER DATE" means the date at which the Contingent Warrants become exercisable in accordance with the terms thereof.

2.   REGISTRATION.

     (a) Mandatory Registration.

          (i) The Company shall prepare, and, as soon as practicable, but in no event later than forty-five (45) days after the earlier of (A) the Closing Date (as defined in the Securities Purchase Agreement) or (B) the Warrant Trigger Date (the earlier of such dates, the "FILING DEADLINE"), file with the SEC a Registration Statement or Registration Statements (as necessary) on Form S-3 covering the resale of all of the Registrable Securities (other than, if the Share Authorization Approval is not obtained prior to the closing of the transactions contemplated by the Securities Purchase Agreement, any Warrant Shares for which the Share Authorization Approval is required prior to their issuance). In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(f). The Company shall use its best efforts to cause such Registration Statement to be declared effective by the SEC as soon as possible, but in no event later than the earlier of (a) the fifth business day after the SEC advises the Company that either (A) it will not review such Registration Statement or (B) it has no further comments with respect to such Registration Statement, and (b) one hundred thirty five (135) days after the Closing Date (the earlier of such dates, the "EFFECTIVENESS DEADLINE").

          (ii) , If the Share Authorization Approval is not obtained prior to the closing of the transactions contemplated by the Securities Purchase Agreement, the Company shall prepare, and, as soon as practicable, but in no event later than the later of (A) the Filing Deadline and (B) fifteen days (15) days after the date on which the Share Authorization Approval is obtained (the "WARRANT SHARE FILING DEADLINE"), file with the SEC a Registration Statement or Registration Statements (as necessary) on Form S-3 covering the resale of all of the Warrant Shares for which the Share Authorization Approval is required prior to their issuance. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(f). If the Share Authorization Approval is not obtained prior to the closing of the transactions contemplated by the Securities Purchase Agreement, the Company shall use its best efforts to cause such Registration Statement to be declared effective by the SEC as soon as possible, but in no event later than the earlier of (a) the fifth business day after the SEC advises the Company that either (A) it will not review such Registration Statement or (B) it has no further comments with respect to such Registration Statement, and (b) ninety (90) days after the date on which the Share Authorization Approval is obtained (the earlier of such dates, the "WARRANT SHARE EFFECTIVENESS DEADLINE").

     (b) Demand Registrations. If for any reason prior to the expiration of the Registration Period (as hereinafter defined), a Registration Statement required to be filed pursuant to Section 2(a) ceases to be effective or fails to cover all of the Registrable Securities required to be covered by such Registration Statement, any Investors may on subsequently demand registration pursuant to the terms of and within the time frames set forth in Section 2(a) by providing written demand registration notice to the Company (a "DEMAND REGISTRATION").


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The Filing Deadline and Effectiveness Deadline with respect to any Demand
Registration will be those dates which are forty-five (45) days and one hundred thirty five (135) days after the date that the Demand Registration notice is delivered to the Company.

     (c) Piggy-Back Registrations. If at any time prior to the expiration of the Registration Period (as hereinafter defined), the number of shares of Common Stock available for sale under a Registration Statement is insufficient to cover all of the Registrable Securities and the Company proposes to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its securities (other than on Form S-4, Form S-8 or Form S-1 (or their equivalents at such time) relating to securities to be issued solely in connection with any acquisition of any entity or business or to equity securities issuable in connection with stock option or other employee benefit plans approved by the board of directors of the Company) the Company shall promptly send to each Investor written notice of the Company's intention to file a Registration Statement and of such Investor's rights under this Section 2(c) and, if within twenty (20) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, subject to the priorities set forth in this Section 2(c) below. No right to registration of Registrable Securities under this Section 2(c) shall be construed to limit any registration required under Section 2(a). The obligations of the Company under this Section 2(c) may be waived by Investors holding a majority of the Registrable Securities. If an offering in connection with which an Investor is entitled to registration under this Section 2(c) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. If a registration pursuant to this Section 2(c) is to be an underwritten public offering and the managing underwriter(s) advise the Company in writing, that in their reasonable good faith opinion, marketing or other factors dictate that a limitation on the number of shares of Common Stock which may be included in the Registration Statement is necessary to facilitate and not adversely affect the proposed offering, then the Company shall include in such registration: (1) first, all securities the Company proposes to sell for its own account and (2) second, up to the full number of securities proposed to be registered for the account of the Investors entitled to registration under this
Section 2(c), pro rata among such Investors on the basis of the number of Registrable Securities that each of them requested to be included in such registration.

     (d) Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be


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allocated to the remaining Investors, pro rata based on the number of
Registrable Securities then held by such Investors which are covered by such Registration Statement.

     (e) Legal Counsel. Subject to Section 5 of this Agreement, the Investors holding at least a majority of the Registrable Securities shall have the right to select one legal counsel to review and comment upon any registration pursuant to this Agreement ("LEGAL COUNSEL"), which shall be Baker & McKenzie LLP or such other counsel as is thereafter designated by the holders of a majority of Registrable Securities and of which the Company and its counsel have been given prior notice. The Legal Counsel shall not represent any Investor that sends such counsel written notice that such Investor does not wish such counsel to represent it in connection with the matters discussed in this Section 2(e). The Investors, other than any Investor that delivers the notice discussed in the preceding sentence, hereby waive any conflict of interest or potential conflict of interest that may arise as a result of the representation of such Investors by the Legal Counsel in connection with the subject matter of this Agreement. These provisions will not prohibit any other counsel to an Investor from reviewing and commenting on any registration filed pursuant to this Agreement at no cost to the Company. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations under this Agreement.

     (f) Ineligibility for Form S-3. In the event that Form S-3 is not available for any registration of Registrable Securities hereunder, the Company shall (i) register the sale of the Registrable Securities on another appropriate form reasonably acceptable to the holders of a majority of the Registrable Securities and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

     (g) Failure to File, Obtain and Maintain Effectiveness of Registration Statement. If a Registration Delay occurs the Company shall pay to each holder of Registrable Securities (the "REGISTRATION DELAY PAYMENTS"), as liquidated damages and not as a penalty, and calculated for each share of Common Stock for which a Registration Statement is required to be filed pursuant to the terms of
Section 2(a) then outstanding that is a Registrable Security and not covered for resale at such time pursuant to the terms of a Registration Statement, an accruing amount per each such share equal to the Delay Payment Rate for each week (or portion thereof) during the Damages Accrual Period; provided that such Registration Delay Payments shall be paid only to the Investors that have complied with their obligations under Section 4 of this Agreement with respect thereto. The Registration Delay Payments shall accrue from the first day of the applicable Registration Delay through the date it is cured (the "DAMAGES ACCRUAL PERIOD"), and shall be payable in cash to the record holders of the Registrable Securities entitled thereto on the last business day of each calendar month. The parties agree that the sole monetary damages payable for a violation of the terms of Section 2(a) shall be such liquidated damages (unless such liquidated damages are disallowed, reduced or not permitted by applicable law). Nothing shall preclude any Investor from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement in accordance with applicable law. The parties hereto agree that the liquidated damages provided for in this Section 2(g) constitute a reasonable estimate of the damages that may be incurred by holders of Registrable Securities by reason of the failure of the


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Registration Statement to be filed or declared effective or available for effecting resales of Registrable Securities in accordance with the provisions hereof.

3.   RELATED OBLIGATIONS.

     At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of distribution thereof and, pursuant thereto, the Company shall have the following obligations:

     (a) The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities (but in no event later than the Filing Deadline or Warrant Share Filing Deadline, as applicable) and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the applicable Effectiveness Deadline or Warrant Share Effectiveness Deadline). The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which all of the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto) or (ii) the date on which the Investors shall have sold all the Registrable Securities covered by such Registration Statement either pursuant to the Registration Statement or in one or more transactions in which the acquirer obtained unlegended certificates representing the Registrable Securities so purchased (the "REGISTRATION PERIOD"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of any prospectus only, in light of the circumstances under which they were made) not misleading.

     (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of distribution by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.


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     (c) The Company shall (a) permit Legal Counsel and any legal counsel for a particular Investor to review and comment upon those sections of (i) the Registration Statement which are applicable to the Investors at least five (5) business days prior to its filing with the SEC and (ii) all other Registration Statements and all amendments and supplements to all Registration Statements which are applicable to the Investors (except for Proxy Statements, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports) within a reasonable number of days prior to the their filing with the SEC and (b) not file any document in a form to which Legal Counsel or such legal counsel reasonably objects. The Company shall furnish to Legal Counsel, without charge, (i) any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, provided the Legal Counsel shall keep such correspondence confidential and shall not provide copies thereof to any Investor without the Investor's express prior written consent, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel and such other legal counsel in performing the Company's obligations pursuant to this Section 3.

     (d) The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, and all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor. From and after December 1, 2005, the Company shall comply with the requirements of Rule 153 and 172 with respect to the filing of a final prospectus with the SEC.

     (e) The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under all other securities or "blue sky" laws of such jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change in the Company's Certificate of Incorporation or by-laws that the Company's board of directors determines in good faith to be contrary to the best interests of the Company and its shareholders, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any


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such jurisdiction. The Company shall promptly notify Legal Counsel and each
Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

     (f) As promptly as practicable after becoming aware of such event or development, the Company shall notify Legal Counsel and each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

     (g) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

     (h) At the reasonable request of any Investor and at such Investor's expense, the Company shall use its best efforts to furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

     (i) The Company shall, upon reasonable notice and during normal business hours, make available for inspection by (i) any Investor, (ii) Legal Counsel and any other legal counsel representing an Investor and (iii) one firm of accountants or other agents retained by the Investors (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), which are


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requested for any purpose reasonably related to the Investors' rights and/or the
Company's obligations under this Agreement, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector which is not a party hereto shall agree in writing prior to obtaining access to any Records, and each Investor hereby agrees, to hold in strict confidence and shall not make any disclosure (except to an Investor similarly bound by the terms hereof) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Neither the Company nor any Inspector of a particular Investor shall provide any confidential information to any other Investor unless such Investor is first informed of the confidential nature of such information and given a reasonable opportunity to determine whether to accept disclosure of such confidential information. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements with the Company with respect thereto, substantially in the form of this Section 3(i). Each Investor receiving the Records agrees that it shall, if permitted by applicable law, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company prior to making any such disclosure and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Each Investor undertaking an inspection pursuant to this Section 3(i) shall, and shall instruct its other Inspectors to, use commercially reasonable efforts to perform any such inspection in a manner designed to not materially disrupt the business activities of the Company.

     (j) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement, or (v) such Investor consents to the form and content of any such disclosure. The Company agrees that it shall, if permitted by applicable law, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor prior to making any such disclosure and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

     (k) The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing


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of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on The NASDAQ Stock Market. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

     (l) The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

     (m) The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of such Registration Statement.

     (n) If requested by an Investor, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment, as necessary, such information as an Investor requests to be included therein relating to the Investor and the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; and (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

     (o) The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities within the United States.

     (p) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

     (q) Within two (2) business days after a Registration Statement which covers applicable Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC.

     (r) Notwithstanding anything to the contrary in this Section 3, at any time after the applicable Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a "GRACE PERIOD"); provided, that the Company shall promptly
(i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Periods shall exceed thirty (30) consecutive days and during any consecutive three hundred sixty-five (365) day period, such Grace Periods shall not exceed an aggregate of sixty (60) days (an "ALLOWABLE GRACE PERIOD"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the holders receive the notice referred to in clause (i) and shall end on and include the later of the date the holders receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material non-public information is no longer applicable.

4.   OBLIGATIONS OF THE INVESTORS.

     (a) At least seven (7) days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request, in each case within ten (10) days of being notified by the Company of its necessity.

     (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

     (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in
Section 3(g) or the first sentence of Section 3(f) and for which the Investor has not yet settled.

     (d) As promptly as practicable after becoming aware of such event, each Investor shall notify the Company in writing of the happening of any event as a result of which the information provided in writing by such Investor to the Company expressly for use in the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no separate written notification shall be required for any event disclosed by such Investor in a timely filing with the SEC relating to the Company's securities.

5.   EXPENSES OF REGISTRATION.

     All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 of this Agreement, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, transfer agent fees and fees and disbursements of counsel for the Company, but excluding underwriting discounts and commissions, shall be paid by the Company. The Company shall also reimburse the Investors for the reasonable and documented fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement. The Company shall pay all of the Investors' reasonable costs (including fees and disbursements of Legal Counsel) incurred in connection with the successful enforcement of the Investors' rights under this Agreement. Notwithstanding the foregoing, each seller of Registrable Securities shall pay all fees and disbursements of all counsel (other than the Legal Counsel) retained by such seller and all selling expenses, including, without limitation, all underwriting discounts, selling commissions, transfer taxes and other similar expenses, to the extent required by applicable law.

6.   INDEMNIFICATION.

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "INVESTOR INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "CLAIMS") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation by the Company of the terms of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "VIOLATIONS"). Subject to Section 6(c), the Company shall reimburse the Investors and each such controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a): (i) shall not apply to a Claim by an Investor Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Investor Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); (ii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, (A) if such prospectus was timely made available by the Company pursuant to Section 3(d) and (B) from and after December 1, 2005, the Company had notified the Investor that such prospectus was required to be delivered by the Investor as a result of the Company's failure to comply with the conditions of Rule 172(c) under the Securities Act; and (iii) shall not apply to amounts paid in settlement of any Claim, if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investor Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

     (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each of the Company's agents or representatives, and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each an "COMPANY INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor specifically for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such liability. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Company Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

     (c) Promptly after receipt by an Investor Indemnified Person or Company Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Investor Indemnified Person or Company Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Investor Indemnified Person or the Company Indemnified Party, as the case may be; provided, however, that an Investor Indemnified Person or Company Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Investor Indemnified Person or Company Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Investor Indemnified Person or Company Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicting interests between such Investor Indemnified Person or Company Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Investor Indemnified Person, legal counsel referred to in the immediately preceding sentence (the "INVESTOR LEGAL COUNSEL") shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Investor Legal Counsel shall not represent any Investor Indemnified Person that sends such counsel written notice that such Investor Indemnified Person does not wish such counsel to represent it in connection with the matters discussed in this Section. The Investor Indemnified Persons, other than any Investor Indemnified Person that delivers the notice discussed in the preceding sentence, hereby waive any conflict of interest or potential conflict of interest that may arise as a result of the representation of such Investor Indemnified Persons by the Investor Legal Counsel in connection with the subject matter of the Claim. The Company Indemnified Party or Investor Indemnified Person shall cooperate with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Company Indemnified Party or Investor Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Company Indemnified Party or Investor Indemnified Person apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the Company Indemnified Party or Investor Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Company Indemnified Party or Investor Indemnified Person of a release from all liability in respect of such claim or litigation, (ii) requires any admission of wrongdoing by the Company Indemnified Party or Investor Indemnified Party or (iii) obligates or requires a Company Indemnified Party or Investor Indemnified Party to take, or refrain from taking, any action. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Company Indemnified Party or Investor Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Investor Indemnified Person or Company Indemnified Party under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action.

     (d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

     (e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Company Indemnified Party or Investor Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.   CONTRIBUTION.

     If for any reason the indemnification provided for in Section 6 hereof is unavailable to a Company Indemnified Party or an Investor Indemnified Party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the Company Indemnified Party or the Investor Indemnified Party, as applicable, as a result of Claims in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 7 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

8.   REPORTS UNDER THE EXCHANGE ACT.

     With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144;

     (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

     (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act and (ii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

9.   ASSIGNMENT OF REGISTRATION RIGHTS.

     The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if:
(i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned;
(iii) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (iv) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement and Warrant. No transferee of registration rights under this Agreement shall be entitled to include any Registrable Securities on a Registration Statement unless it previously has provided the Company the written notice referred to in clause (ii) of the preceding sentence.

10.  AMENDMENT OF REGISTRATION RIGHTS.

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities.

11.  MISCELLANEOUS.

     (a) For the purposes of determining the rights of the Parties hereto, including the right to approve matters pursuant to the terms hereof, a Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities or holds Warrants exercisable for such Registrable Securities. When the number of Registrable Securities shall be determined, the number shall be deemed to include not only outstanding Common Shares but also any Common Shares issuable pursuant to the terms of the Securities Purchase Agreement and Warrant Shares issued upon the exercise of the Warrants. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

     (b) All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery or
(iii) upon delivery when sent by facsimile (with confirmation of receipt), in each case to the intended recipient as set forth below:

          If to the Company:

          La Jolla Pharmaceutical Company
          6455 Nancy Ridge Drive
          San Diego, CA 92121
          Attention: Chief Executive Officer
          Fax: (858) 626-2851

or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy to:

          Gibson, Dunn & Crutcher LLP
          4 Park Plaza
          Irvine, CA 92614
          Attention: Mark W. Shurtleff
          Fax: (949) 451-4220

     If to a Purchaser, at its address set forth on the Schedule A, or at such other address as may have been furnished in writing by such party to the Company, with a copy to its legal counsel set forth on Schedule A, if any.

     If to Legal Counsel:

          Baker & McKenzie LLP
          130 East Randolph Drive
          Chicago, Illinois 60601
          Attention: Bruce Zivian, Esq.
          Fax: (312) 698-2469

     Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

     (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and the laws of the United States applicable therein (in each case without giving effect to any choice or conflict of laws provision or rule that would cause the application of the laws of any other jurisdiction) and shall be treated in all respects as a Delaware contract. Any action, suit or proceeding arising out of or relating to this Agreement shall be brought in San Diego County, California or, if it has or can acquire jurisdiction, any Federal court located in such State and County, and EACH OF THE PARTIES HERETO, AFTER CONSULTING WITH OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND WAIVES TRIAL BY JURY (AND AGREES NOT TO REQUEST TRIAL BY JURY), IN EACH CASE IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in the courts of the State of California or the United States of America, in each case located in San Diego County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such matter brought in any such court has been brought in an inconvenient forum Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     (e) This Agreement, the Securities Purchase Agreement and the Warrants constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement and the Warrants supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

     (f) Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

     (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     (j) All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding a majority of the Registrable Securities, determined as if all of the Common Shares issuable pursuant to the Purchase Agreement had been issued and the Warrants then outstanding and exercisable have been converted into or exercised for Registrable Securities without regard to any limitation on the issuance of the Common Shares or exercise of the Warrants.

     (k) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

     (l) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first set forth above.

THE COMPANY:                            LA JOLLA PHARMACEUTICAL COMPANY
                                        a Delaware corporation


                                        By: /s/ Steven B. Engle
                                            ------------------------------------
                                        Name: Steven B. Engle
                                              ----------------------------------
                                        Title: Chairman and CEO
                                               ---------------------------------


PURCHASERS:                             ESSEX WOODLANDS HEALTH VENTURES FUND VI,
                                        LP

                                        By: Essex Woodlands Health Ventures VI,
                                            L.P.
                                        Its: General Partner

                                        By: Essex Woodlands Health Ventures VI,
                                            L.L.C.
                                        Its: General Partner


                                        By: /s/ Martin P. Sutter
                                            ------------------------------------
                                            Martin P. Sutter, Managing Director


                                        DOMAIN PUBLIC EQUITY PARTNERS, L.P.

                                        By:  Domain Public Equity Associates,
                                        L.L.C., its General Partner

                                        By: /s/ Lisa A. Kraeutler
                                            ------------------------------------
                                            Lisa A. Kraeutler, Attorney-in-Fact


                                        /s/ Alejandro Gonzalez Cimadevilla
                                        ----------------------------------------
                                        Alejandro Gonzalez Cimadevilla


                                        SPECIAL SITUATIONS FUND III, L.P.

                                        By: /s/ Austin W. Marxe
                                            ------------------------------------
                                            Austin W. Marxe, its General Partner

                                  SPECIAL SITUATIONS CAYMAN FUND, L.P.


                                  By: /s/ Austin W. Marxe
                                      ------------------------------------------
                                      Austin W. Marxe, its General Partner


                                  SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.

                                  By: /s/ Austin W. Marxe
                                      ------------------------------------------
                                      Austin W. Marxe, its General Partner


                                  SPECIAL SITUATIONS LIFE SCIENCES FUND, L.P.

                                  By: /s/ Austin W. Marxe
                                      ------------------------------------------
                                      Austin W. Marxe, its General Partner


                                  SUTTER HILL VENTURES,
                                  a California limited partnership

                                  By: /s/ William H. Younger, Jr.
                                      ------------------------------------------
                                      William H. Younger Jr.
                                      Managing Director of the General
                                      Partner



                                  ANVEST, L.P.

                                  By: /s/ David Anderson
                                      ------------------------------------------
                                      David Anderson, General Partner


                                  G. LEONARD BAKER, JR. AND MARY ANNE BAKER,
                                  CO-TRUSTEES OF THE BAKER REVOCABLE TRUST
                                  U/A/D 2/3/03

                                  By: /s/ G. Leonard Baker, Jr.
                                      By David E. Sweet Under Power of Attorney
                                      ------------------------------------------
                                      G. Leonard Baker, Jr., Trustee


                                  WILLIAM H. YOUNGER, JR. AND LAUREN L.
                                  YOUNGER, CO-TRUSTEES OF THE YOUNGER LIVING
                                  TRUST U/A/D 1/20/95

                                  By: /s/ William H. Younger, Jr.
                                      ------------------------------------------
                                      William H. Younger, Jr., Trustee

                                  TENCH COXE AND SIMONE OTUS COXE,
                                  CO-TRUSTEES OF THE COXE REVOCABLE TRUST
                                  U/A/D 4/23/98

                                  By: /s/ Tench Coxe By David E. Sweet
                                      Under Power of Attorney
                                      ------------------------------------------
                                      Tench Coxe, Trustee

                                  /s/ James C. Gaither By David E. Sweet
                                  Under Power of Attorney
                                  ----------------------------------------------
                                  James C. Gaither


                                  JEFFREY W. BIRD AND CHRISTINA R. BIRD AS
                                  TRUSTEES OF JEFFREY W. AND CHRISTINA R.
                                  BIRD TRUST AGREEMENT DATED 10/31/00

                                  By: /s/ Jeffrey W. Bird
                                      ------------------------------------------
                                      Jeffrey W. Bird, Trustee


                                  SAUNDERS HOLDINGS, L.P.

                                  By: /s/ G. Leonard Baker, Jr.
                                      By David E. Sweet Under Power of Attorney
                                      ------------------------------------------
                                      G. Leonard Baker, Jr., General Partner



                                  ROBERT YIN AND LILY YIN AS TRUSTEES OF YIN
                                  FAMILY TRUST DATED MARCH 1, 1997

                                  By: /s/ Robert Yin
                                      ------------------------------------------
                                      Robert Yin, Trustee


                                  WELLS FARGO BANK, N.A. FBO
                                  SHV PROFIT SHARING PLAN FBO SHERRYL W.
                                  HOSSACK


                                  /s/ Vicki M. Bandel
                                  ----------------------------------------------

                                  WELLS FARGO BANK, N.A. FBO
                                  SHV PROFIT SHARING PLAN FBO DAVID L.
                                  ANDERSON

                                  /s/ Vicki M. Bandel
                                  ----------------------------------------------


                                  WELLS FARGO BANK, N.A. FBO
                                  SHV PROFIT SHARING PLAN FBO WILLIAM H.
                                  YOUNGER

                                  /s/ Vicki M. Bandel
                                  ----------------------------------------------


                                  WELLS FARGO BANK, N.A. FBO
                                  SHV PROFIT SHARING PLAN FBO TENCHE COXE

                                  /s/ Vicki M. Bandel
                                  ----------------------------------------------


                                  WELLS FARGO BANK, N.A. FBO
                                  SHV PROFIT SHARING PLAN FBO DAVID E. SWEET

                                  /s/ Vicki M. Bandel
                                  ----------------------------------------------


                                  WELLS FARGO BANK, N.A. FBO
                                  SHV PROFIT SHARING PLAN FBO DAVID E. SWEET
                                  (ROLLOVER)

                                  /s/ Vicki M. Bandel
                                  ----------------------------------------------


                                  WELLS FARGO BANK, N.A. FBO
                                  SHV PROFIT SHARING PLAN FBO LYNNE M. BROWN

                                  /s/ Vicki M. Bandel
                                  ----------------------------------------------


                                  WELLS FARGO BANK, N.A. FBO
                                  SHV PROFIT SHARING PLAN FBO PATRICIA TOM
                                  (POST)

                                  /s/ Vicki M. Bandel
                                  ----------------------------------------------

                             SCHEDULE OF PURCHASERS

                                                    INVESTOR ADDRESS          INVESTOR'S REPRESENTATIVES' ADDRESS
               INVESTOR NAME                      AND FACSIMILE NUMBER                AND FACSIMILE NUMBER
               -------------                      --------------------        -----------------------------------
Essex Woodlands Health Ventures Fund VI,     10001 Woodloch Forest Drive      Baker & McKenzie LLP
L.P.                                         Waterway Plaza Two, Suite 175    130 E. Randolph Drive
                                             The Woodlands, TX 77380          Chicago, IL 60601
                                             Attn: Martin P. Sutter           Attn: Bruce Zivian, Esq.
                                             Fax: (281) 364-9755              Fax: (312) 698-2469

Frazier Healthcare V, LP                     601 Union Street,
                                             Suite 3200
                                             Seattle, WA 98101
                                             Attn: James Topper
                                             Fax: (206) 621-1848

Alejandro Gonzalez Cimadevilla               Ruben Dario #223 5-A
                                             Chapultepec Morales
                                             Mexico D.F. ZIP 11570
                                             Fax: (5255) 52818008

Domain Public Equity Partners, L.P.          One Palmer Square, Suite 515
                                             Princeton, NJ 08542
                                             Attn: Nicole Vitullo
                                             Fax: (609) 683-4581

Special Situations Fund III, L.P.            153 E. 53rd Street, 55th Floor   Lowenstein Sandler PC
                                             New York, NY 10022               65 Livingston Avenue
                                             Attn: Marianne Hicks             Roseland, NJ 07068
                                             Fax: 212-207-6515                Attn: John D. Hogoboom, Esq.
                                                                              Fax: (973) 597-2383

Special Situations Cayman Fund, L.P.         153 E. 53rd Street, 55th Floor   Lowenstein Sandler PC
                                             New York, NY 10022               65 Livingston Avenue
                                             Attn: Marianne Hicks             Roseland, NJ 07068
                                             Fax: 212-207-6515                Attn: John D. Hogoboom, Esq.
                                                                              Fax: (973) 597-2383

Special Situations Private Equity Fund,      153 E. 53rd Street, 55th Floor   Lowenstein Sandler PC
L.P.                                         New York, NY 10022               65 Livingston Avenue
                                             Attn: Marianne Hicks             Roseland, NJ 07068
                                             Fax: 212-207-6515                Attn: John D. Hogoboom, Esq.
                                                                              Fax: (973) 597-2383

Special Situations Life Sciences Fund,       153 E. 53rd Street, 55th Floor   Lowenstein Sandler PC
L.P.                                         New York, NY 10022               65 Livingston Avenue
                                             Attn: Marianne Hicks             Roseland, NJ 07068
                                             Fax: 212-207-6515                Attn: John D. Hogoboom, Esq.
                                                                              Fax: (973) 597-2383

Sutter Hill Ventures                         755 Page Mill Road
                                             Suite A-200
                                             Palo Alto, CA 94304
                                             Attn: Robert Yin
                                             Fax: 650-493-5600

                                                    INVESTOR ADDRESS          INVESTOR'S REPRESENTATIVES' ADDRESS
               INVESTOR NAME                      AND FACSIMILE NUMBER                AND FACSIMILE NUMBER
               -------------                      --------------------        -----------------------------------
Anvest, L.P.                                 c/o Sutter Hill Ventures
                                             755 Page Mill Road
                                             Suite A-200
                                             Palo Alto, CA 94304
                                             Attn: Robert Yin
                                             Fax (650) 493-5600

G. Leonard Baker, Jr. and Mary Anne Baker,   c/o Sutter Hill Ventures
Co-Trustees of The Baker Revocable Trust     755 Page Mill Road
U/A/D 2/3/03                                 Suite A-200
                                             Palo Alto, CA 94304
                                             Attn: Robert Yin
                                             Fax (650) 493-5600

Saunders Holdings, L.P.                      c/o Sutter Hill Ventures
                                             755 Page Mill Road
                                             Suite A-200
                                             Palo Alto, CA 94304
                                             Attn: Robert Yin
                                             Fax (650) 493-5600

William H. Younger, Jr. and                  c/o Sutter Hill Ventures
Lauren L. Younger, Co-Trustees of The        755 Page Mill Road
Younger Living Trust U/A/D 1/20/95           Suite A-200
                                             Palo Alto, CA 94304
                                             Attn: Robert Yin
                                             Fax (650) 493-5600

Tench Coxe and Simone Otus Coxe,             c/o Sutter Hill Ventures
Co-Trustees of The Coxe Revocable Trust      755 Page Mill Road
U/A/D 4/23/98                                Suite A-200
                                             Palo Alto, CA 94304
                                             Attn: Robert Yin
                                             Fax (650) 493-5600

James C. Gaither                             c/o Sutter Hill Ventures
                                             755 Page Mill Road
                                             Suite A-200
                                             Palo Alto, CA 94304
                                             Attn: Robert Yin
                                             Fax (650) 493-5600

Jeffrey W. Bird and Christina R. Bird as     c/o Sutter Hill Ventures
Trustees of Jeffrey W. and Christina R.      755 Page Mill Road
Bird Trust Agreement Dated 10/31/00          Suite A-200
                                             Palo Alto, CA 94304
                                             Attn: Robert Yin
                                             Fax (650) 493-5600

Robert Yin and Lily Yin as Trustees of       c/o Sutter Hill Ventures
Yin Family Trust Dated March 1, 1997         755 Page Mill Road
                                             Suite A-200
                                             Palo Alto, CA 94304
                                             Attn: Robert Yin
                                             Fax (650) 493-5600

Wells Fargo Bank, N.A. FBO                   Attention: Vicki Bandel
SHV Profit Sharing Plan FBO Sherryl W.       420 Montgomery Street, 2nd Fl.
Hossack                                      San Francisco, CA 94101
                                             Fax: 415-956-9362

Wells Fargo Bank, N.A. FBO                   Attention: Vicki Bandel
SHV Profit Sharing Plan FBO David L.         420 Montgomery Street, 2nd Fl.
Anderson                                     San Francisco, CA 94101
                                             Fax: 415-956-9362

                                                    INVESTOR ADDRESS          INVESTOR'S REPRESENTATIVES' ADDRESS
               INVESTOR NAME                      AND FACSIMILE NUMBER                AND FACSIMILE NUMBER
               -------------                      --------------------        -----------------------------------
Wells Fargo Bank, N.A. FBO                   Attention: Vicki Bandel
SHV Profit Sharing Plan FBO William H.       420 Montgomery Street, 2nd Fl.
Younger, Jr.                                 San Francisco, CA 94101
                                             Fax: 415-956-9362

Wells Fargo Bank, N.A. FBO                   Attention: Vicki Bandel
SHV Profit Sharing Plan FBO Tench Coxe       420 Montgomery Street, 2nd Fl.
                                             San Francisco, CA 94101
                                             Fax: 415-956-9362

Wells Fargo Bank, N.A. FBO SHV Profit        Attention: Vicki Bandel
Sharing Plan FBO David E. Sweet              420 Montgomery Street, 2nd Fl.
                                             San Francisco, CA 94101
                                             Fax: 415-956-9362

Wells Fargo Bank, N.A. FBO SHV Profit        Attention: Vicki Bandel
Sharing Plan FBO David E. Sweet (Rollover)   420 Montgomery Street, 2nd Fl.
                                             San Francisco, CA 94101
                                             Fax: 415-956-9362

Wells Fargo Bank, N.A. FBO SHV Profit        Attention: Vicki Bandel
Sharing Plan FBO Lynne M. Brown              420 Montgomery Street, 2nd Fl.
                                             San Francisco, CA 94101
                                             Fax: 415-956-9362

Wells Fargo Bank, N.A. FBO SHV Profit        Attention: Vicki Bandel
Sharing Plan FBO Patricia Tom (Post)         420 Montgomery Street, 2nd Fl.
                                             San Francisco, CA 94101
                                             Fax: 415-956-9362